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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 5, 2005



                          TUPPERWARE BRANDS CORPORATION
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             (Exact name of Registrant as specified in its charter)

     DELAWARE                       1-11657                       36-4062333
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  (State or other                 (Commission                (I.R.S. Employer
  jurisdiction of                 File Number)               Identification No.)
  incorporation)

           P.O. Box 2353
          Orlando, Florida                                  32802
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 (Address of Principal Executive Offices)                 (Zip Code)

                                 (407) 826-5050
            --------------------------------------------------------
              (Registrant's telephone number, including area code)

        Former name or former address, if changed since last report: N/A

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))



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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     This Form 8-K/A amends the Current Report on Form 8-K of Tupperware Brands Corporation ("Tupperware"), filed on December 5, 2005. On December 5, 2005, in connection with the consummation of Tupperware's acquisition (the "Acquisition") of the direct selling businesses of Sara Lee Corporation, Tupperware entered into a Credit Agreement (the "Agreement") with Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the other lenders party thereto, and Banc of America Securities LLC and JP Morgan Securities Inc., as joint lead arrangers and joint book managers. The Acquisition, retirement of $250 million of debt and related fees and expenses were funded through cash on hand and borrowings under the Agreement, which consists of a 5-year $200 million secured revolving credit facility and a $775 million secured term loan. The term loan carries an interest rate of LIBOR plus 150 basis points. Mandatory principal repayments of 0.25% per quarter, or about $2 million, are required, with the remaining $723 million due seven years from the date of the closing.

     The description of the Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is included as Exhibit 10.01 to this report and is incorporated herein by reference.

     A copy of the press release issued by Tupperware announcing the closing of the Acquisition and the Agreement is included as Exhibit 99.1 to Tupperware's Form 8-K filed on December 5, 2005 and is incorporated herein by reference in its entirety.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(C)      EXHIBITS

Exhibit No.         Description
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10.01               Credit Agreement, dated December 5, 2005, among Tupperware
                    Brands Corporation, Bank of America, N.A., as Administrative
                    Agent, Swing Line Lender and L/C Issuer, and the other lenders party thereto, and Banc of America Securities LLC and JP Morgan Securities Inc., as joint lead arrangers and joint book managers.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 TUPPERWARE BRANDS CORPORATION
                                                 (Registrant)

                                                   /s/ Thomas M. Roehlk
                                                 -------------------------------
                                                 By:   Thomas M. Roehlk
                                                       Executive Vice President,
                                                       Chief Legal Officer
                                                       and Secretary

December 21, 2005